UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2010
(September 28, 2010)

NEW ORIENTAL ENERGY & CHEMICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33470	20-1917956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China	464200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 27 853 75701

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On September 28, 2010, New Oriental Energy & Chemical Corp. (the “Company”) entered into Indebtedness Conversion Agreements with each of Chen Siqiang, Mai Xiaofu, Wang Guiquan, Zhou Dianchang, Yu Zhiyang and Yang Hongtao (collectively, the “Holders”) for the conversion of $938,496, $221,239, $132,743, $73,746, $54,351 and $54,351 of debt, respectively, into shares of common stock of the Company at a conversion rate of $1.00 per share.  The converted debt consisted of loans used to fund the construction of the Company’s methanol production facility.  The information in Item 3.02 below is included by reference herein.

The foregoing description of the principal terms of the Indebtedness Conversion Agreements with the Holders is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Indebtedness Conversion Agreements with the Holders attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, which are incorporated herein by this reference.

Item 3.02     Unregistered Sales of Equity Securities

On September 28, 2010, the Company entered into Indebtedness Conversion Agreements with the Holders, pursuant to which the Holders agreed to convert loans to the Company in the amount of $938,496, $221,239, $132,743, $73,746, $54,351 and $54,351 of debt, respectively, held by each Holder into shares of common stock of the Company at a conversion rate of $1.00 per share.  The converted debt consisted of loans used to fund the construction of the Company’s methanol production facility.  The consideration for the issuance of the shares of common stock of the Company is the cancellation of the debt owed by the Holders.

The foregoing description of the principal terms of the Indebtedness Conversion Agreements with the Holders is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Indebtedness Conversion Agreements with the Holders attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, which are incorporated herein by this reference.

The shares of the Company’s common stock were issued to accredited investors in reliance on exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, and in reliance on similar exemptions under applicable state securities laws.

Item 8.01     Other Events

On September 30, 2010, the Company issued a press release regarding its entry into the conversion agreements with the Holders as described above.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

10.1	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Chen Siqiang.

10.2	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Mai Xiaofu.

10.3	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Wang Guiquan.

10.4	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Zhou Dianchang.

10.5	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Yu Zhiyang.

10.6	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Yang Hongtao.

99.1	Press Release of New Oriental Energy & Chemical Corp., dated September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2010

NEW ORIENTAL ENERGY &CHEMICAL CORP.

By:	/s/ Donglai Li
Name: Donglai Li
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Chen Siqiang.

10.2	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Mai Xiaofu.

10.3	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Wang Guiquan.

10.4	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Zhou Dianchang.

10.5	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Yu Zhiyang.

10.6	Indebtedness Conversion Agreement, dated as of September 28, 2010, by and between New Oriental Energy & Chemical Corp. and Yang Hongtao.

99.1	Press Release of New Oriental Energy & Chemical Corp., dated September 30, 2010.